EXHIBIT 32.2

                                 CERTIFICATION

In connection with the accompanying Quarterly Report of the Trust on Form 10-Q for the period ending March 31, 2005, I,
David F. White, Controller of the Trust, certify, pursuant to 18
U.S.C Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

        1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

        2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.




                                        /S/David F. White
                                        _________________________________
                                        Controller (chief financial officer
					and principal accounting officer)